VantageSouth Bank and East Carolina Bank Complete Merger

RALEIGH, N.C. & ENGELHARD, N.C.—(BUSINESS WIRE)–April 1, 2013 – Crescent Financial Bancshares, Inc. (NASDAQ: CRFN) and ECB Bancorp, Inc. (NYSE MKT: ECBE) announced today the closing of their previously- announced merger. The parties also announced the merger of their subsidiary banks, VantageSouth Bank and The East Carolina Bank. The combined bank will operate as VantageSouth Bank.

“The East Carolina Bank team has built a strong bank with a great reputation and excellent market share,” said Scott Custer, CEO, Crescent Financial Bancshares, Inc. “The combined bank is the leading North Carolina community bank from the central Piedmont to the coast, and our customers will find that we are everything they expect from a bank and much more.”

The combined company has approximately $2.0 billion in total assets, $1.7 billion in total deposits, $1.2 billion in total loans, and an expanded network of ATMs and 45 branches reaching across North Carolina.

“We are pleased to join such a dynamic and financially strong banking company,” said A. Dwight Utz, president and CEO of ECB Bancorp, Inc. “Together we will create value for our shareholders and enable our employees to do what they do best - deliver exceptional service to our customers and contribute to the success of the communities where they live and work.”

Under the terms of the merger agreement, shareholders of ECB Bancorp, Inc. will receive 3.55 shares of CRFN for each share of ECBE common stock. ECB Bancorp shareholders will receive information shortly on how to exchange their ECB Bancorp shares for shares of Crescent Financial Bancshares.

East Carolina Bank branches will begin operating under the VantageSouth brand at the end of April.

“The bank’s name is changing, but our people are not,” said Utz. “Our customers will continue to work with bankers who they know and trust, and the combined bank will have more resources. Whether customers are interested in expanding their business or planning for their retirement, we can provide the financial solutions that best fit their needs.”

Keefe, Bruyette & Woods, Inc. served as financial advisor and Womble, Carlyle, Sandridge & Rice, LLP provided legal counsel to Crescent Financial Bancshares, Inc. Sandler O’Neill & Partners, L.P. served as financial advisor and Kilpatrick Townsend & Stockton LLP served as legal counsel to ECB Bancorp, Inc.

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VantageSouth Bank

VantageSouth Bank is a state-chartered bank operating forty-five banking offices in central and eastern North Carolina. The common stock of Crescent Financial Bancshares, Inc., which is headquartered in Raleigh and wholly- owns VantageSouth Bank, is listed on the NASDAQ Global Market and trades under the symbol CRFN. Investors can access additional corporate information, product descriptions and online services through the bank’s website at www.vsb.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements involve a number of risks and uncertainties.

CRFN cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the merger involving CRFN and ECBE, CRFN’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in CRFN’s and ECBE’s filings with the SEC. These include risks and uncertainties relating to: the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer than expected; disruption from the transaction making it more difficult to maintain relationships with customers and employees; the diversion of management time on post-merger-related issues; general worldwide economic conditions and related uncertainties; the effect of changes in governmental regulations; and other factors discussed or referred to in the “Risk Factors” section of each of CRFN’s and ECBE’s most recent Annual Report on Form 10-K filed with the SEC. Each forward-looking statement speaks only as of the date of the particular statement and except as may be required by law, neither CRFN nor ECBE undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Crescent Financial Bancshares, Inc.
Analyst or Media Contact:
Terry Earley, 919-659-9015, Chief Financial Officer

Source: Crescent Financial Bancshares, Inc. and ECB Bancorp, Inc.